Exhibit 10.2

FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (the “Amendment”) is made and entered into as of April 15th, 2026 (the “Effective Date”), by and among NeoVolta Power, LLC, a Delaware limited liability company (the “Company”), NeoVolta Inc. (“NeoVolta”), NPJV Manager LLC (“NMC”) and Can Current Corporation (“CCC”). For purposes of this Agreement, each of the Company, NeoVolta, NMC and CCC shall be referred to as a “Party” and, collectively, the “Parties”. All undefined, initially capitalized terms used in this Amendment shall have the meanings set forth in the Contribution Agreement (as defined below).

RECITALS

WHEREAS, reference is made to that certain Contribution Agreement, dated as of January 13, 2026, by and among the Company, NeoVolta, NMC, and CCC (the “Agreement”);

WHEREAS, the Parties hereby acknowledge that, simultaneously herewith, the Parties will amend and restate the Operating Agreement of the Company (the “A&R Operating Agreement”) to remove NMC as a member of the Company;

WHEREAS, pursuant to Section 7.10 of the Agreement, the Contribution Agreement may only be amended by an agreement in writing signed by each Party; and

WHEREAS, pursuant to Section 7.10 of the Agreement, the Parties desire to amend the Contribution Agreement pursuant to the terms set forth in this Amendment.

NOW, THEREFORE, BE IT RESOLVED, the Members hereby agree as follows:

1.	Effective as of the date hereof, NMC is hereby removed as a party to the Agreement. All references to NMC in the Agreement, including without limitation any references to NMC by name, defined term, or as a signatory, are hereby deleted in their entirety. Any rights, obligations, duties, or liabilities of or relating to NMC under the Agreement are hereby terminated and of no further force or effect.

2.	Section 1.01(c) is hereby deleted from the Agreement in its entirety.

3.	The defined term “Services Agreements” is hereby deleted from the Agreement in its entirety and each instance of “Services Agreements” occurring in the Agreement is hereby replaced, in each case, with “the Technical Services Agreement”.

4.	Exhibit A of the Agreement is hereby amended to delete “Contributions by NMC” and all text following the subheading “Contributions by NMC.”

5.	The Agreement is hereby further amended as follows:

a.	All references in the Agreement to “the Parties,” “each Party,” “any Party,” or words of similar import shall be deemed to refer solely to the remaining Parties and shall be construed as if NMC had never been a party to the Agreement.

b.	Any defined term in the Agreement that includes or references NMC, whether individually or as part of a collective definition, is hereby amended to exclude NMC.

c.	Any provision of the Agreement that is rendered inapplicable, unnecessary, or meaningless solely as a result of the removal of NMC is hereby deemed deleted in its entirety.

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d.	Any notice, consent, approval, or other communication provision in the Agreement requiring delivery to or from NMC is hereby amended to remove any such requirement with respect to NMC.

6.	Effective as of the date hereof, (a) NMC is hereby released and discharged from any and all obligations, duties, covenants, and liabilities arising under or in connection with the Agreement from and after the date hereof, and (b) the remaining Parties hereby release and discharge NMC from any and all claims arising under the Agreement from and after the date hereof.

7.	Except as set forth herein, the Agreement remains in full force and effect as the binding obligations of the parties thereto. This Amendment is hereby incorporated by reference into the Agreement.

8.	This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same Amendment, and any of the parties to this Amendment may execute this Amendment by signing any of the counterparts. Any counterpart of this Amendment may be executed by facsimile transmission, .pdf format, electronic signature or other electronic transmission, including DocuSign.

9.	This Amendment shall be governed by, construed and interpreted according to the laws of the State of Delaware without regard to any choice or conflicts of laws principles thereof.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the undersigned has executed this Amendment to be effective as of the Effective Date.

The Company: NeoVolta Power, LLC By: /s/Steve Bond Name: Steve Bond Title: President

The Members:
NeoVolta, Inc. By: /s/Steve Bond Name: Steve Bond Title: Chief Financial Officer

NPJV Manager LLC

By: /s/ [***]
Name: [***]
Title: Authorized Signatory

Can Current Corporation By: /s/ [***] Name: [***] Title: Authorized Signatory

[Signature Page to First Amendment to Contribution Agreement of NeoVolta Power, LLC]